Exhibit 99.1

1 Primoris Services Corporation December 2008 Primoris Services Corporation Nasdaq Global Market: PRIM; PRIMW; PRIMU One of the Largest Specialty Contractors and Engineering Companies in the United States Focused on the Growing Power & Energy Industries

2 Primoris Services Corporation Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Primoris Services Corporation, a Delaware corporation (“Primoris” or “the Company”). Words such as “estimated,” “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements inherently involve risks and uncertainties, including without limitation, those described in this presentation and those detailed in the “Risk Factors” section and other portions of the Registration Statement, the Amendment and other filings with the SEC, including the Company’s Form 10-Q which was filed on November 14, 2008. Primoris does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of EBITDA and Adjusted EBITDA EBITDA and Adjusted EBITDA are supplemental, non-generally accepted accounting principle (GAAP) financial measures. Primoris uses EBITDA (earnings before net interest, income taxes, depreciation and amortization) and Adjusted EBITDA (EBITDA less any merger related expenses) as part of its overall assessment of financial performance by comparing EBITDA and Adjusted EBITDA performance among accounting periods. Primoris believes that these measures will be used by the financial community as a method of measuring its performance and of evaluating the market value of companies considered to be in similar businesses. Since EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, they should not be considered in isolation from, or as a substitute for, net earnings as an indicator of operating performance. EBITDA and Adjusted EBITDA, as Primoris calculates them, may not be comparable to similarly titled measures employed by other companies. In addition, these measures are not necessarily a measure of Primoris’s ability to fund its cash needs. A reconciliation of EBITDA and Adjusted EBITDA to net income is provided in this presentation. As EBITDA and Adjusted EBITDA exclude certain financial information that would be included in net income (loss), the most directly comparable GAAP financial measure, users of this financial information should consider the type of material events and transactions that are excluded from EBITDA and Adjusted EBITDA, and the material limitations of EBITDA and Adjusted EBITDA, such as: EBITDA and Adjusted EBITDA do not include net interest expense. Because Primoris has borrowed money to finance its operations, interest expense is a necessary and ongoing part of its costs and has assisted Primoris in generating revenue; EBITDA and Adjusted EBITDA do not include taxes, although payment of taxes is a necessary and ongoing part of Primoris’s operations; and EBITDA and Adjusted EBITDA do not include depreciation and amortization expense. Because Primoris uses capital assets to generate revenue, depreciation and amortization expense is a necessary element of its cost structure.

3 Primoris Services Corporation Company Snapshot • Listed on the NASDAQ Global Market following July 2008 SPAC merger • Diversified project mix and expansive geographic coverage throughout the Western U.S., with strategic presence in Florida, Texas, Latin America and Canada • Growing company in a growing industry; ~78% of YTD 2008 revenue attributable to power & energy sectors • Concentration on private sector projects; ~75% of YTD 2008 revenue • Currently at work on ~ 400 active projects • Owns a large and varied fleet, assuring availability of reliable equipment at a favorable cost • Average customer tenure of 20 years and blue chip customer base, including: • Continued opportunities for growth, both organically and through acquisitions • Proven and experienced management team with significant ownership • $0.025 per share cash dividend to stockholders of record as of December 23, 2008

4 Primoris Services Corporation Segment Overview ($ in millions, unaudited) Underground Industrial Water & Wastewater Structures Leading west coast underground contractor One of the largest power generation and refinery contractors in the Western U.S. Leading water and wastewater contractor in the Southeast One of five primary parking structure constractors serving Southern California Construction Services Engineering Leading worldwide provider of engineering of fired heaters for refinery applications $500 $400 $300 $200 $100 $0 2005 2006 2007 YTD ‘07 YTD ‘08 $336 $399 $471 $331 $384 $100 $80 $60 $40 $20 $0 2005 2006 2007 YTD ‘07 YTD ‘08 $26 $40 $77 $51 $75

5 Primoris Services Corporation Company Structure Defined Construction Services Underground Installs, replaces, repairs and rehabilitates crude, natural gas, refined products, water/wastewater pipelines and electric and communication underground installations Primarily serves oil & gas and power transmission companies Industrial Provides a comprehensive range of services, from turnkey construction to retrofits, upgrades, repairs, and maintenance of industrial plants and facilities Primarily serves power generation, refinery, petrochemical, oil & gas and water/wastewater industries Water & Wastewater Design build and construction of facilities dedicated to reverse osmosis, desalinization, and water/wastewater treatment Formed in 2004 through acquisition of Cardinal Contractors, Inc., and primarily serves the Southeast U.S. Structures Designs and constructs complex commercial and industrial cast-in-place concrete structures; specializes in concrete parking structures Formed from the 1996 acquisition of Saffel & McAdam Engineering Designs, supplies, and installs high-performance furnaces, heaters, burner management systems, and related combustion technologies for clients in the oil refining, petrochemical and power generation industries worldwide Launched in 2002 through formation of Onquest (Born Canada subsidiary acquired in 2005) Applications include crude distillation and coking; Strength in lump-sum turnkey projects

6 Primoris Services Corporation Growth Strategies Diversification through controlled expansion Expand services / geographies Add new customers Selective acquisitions Emphasis on retaining existing customers and recurring revenue Ownership of equipment Largest company-owned underground fleet on the west coast Stable work force Selective bidding Focus on margin and income contribution Minimize customer concentration Concentrate on private sector work Generally more profitable than public sector

7 Primoris Services Corporation Major Projects Kern River Turlock Irrigation- HRSG Newmont Energy Gilroy Energy Center LNG Plant Clean Energy Sunrise Power Plant 6 inch Gas Distribution Boca Raton WWTP USC Parking Structure OGO]

8 Primoris Services Corporation Project Diversification Number of Projects as of September 30, 2008 Revenue $ in Millions $ 50.0 + $ 25.0 - $ 49.9 $ 10.0 - $ 24.9 $ 2.0 - $ 9.9 < $ 2.0 5 7 24 70 300+

9 Primoris Services Corporation Recent Contracts Expected Project Location Revenues Start/End Dates Contract extensions with two California $50 Million Oct. 2008 – Sep. 2008 separate public utilities to provide construction services for gas transmission and distribution projects Contract with one of the country’s largest combination natural gas $54 Million Procurement: Oct. 2008 Northern California and electric utilities to provide Construction: Oct. 2009 – Jan. 2011 engineering, procurement, and construction services for a compressor station upgrade Install approximately 15,000 feet $11.8 Million Oct. 2008 – Apr. 2009 Long Beach of underground crude oil pipeline to Carson, CA Installation of 22 miles of 24 inch Brawley, CA $20 Million Nov. 2008 – May 2009 gas transmission mainline for large public utility

10 Primoris Services Corporation Post-merger Capitalization Merger completed in July 2008 ~ 30 Million Shares of Common Stock Outstanding (PRIM) ~ 6.8 Million Warrants (PRIMW) Registered holder may purchase one share of common stock at $5.00 per share Expire in October 2010 May be called for redemption by Primoris if, and only if, the reported closing price of common stock equals or exceeds $11.50 per share for any 20 out of 30 trading days 450,000 Underwriters’ Shares 5.0 Million Shares of Additional Common in Potential Earnout: Contingent Payment Schedule EBITDA Target 1 Contingent Shares Year Ending December 31, 2008 $39,300,000 2,500,000 Year Ending December 31, 2009 $46,000,000 2,500,000 Potential for ~ 42.2 Million Shares, Fully Diluted (1) See Adjusted EBITDA note on Page 2

11 Consolidated Revenue Primoris Services Corporation ($ in millions, unaudited) $600 $362.5 $439.4 $547.7 $382.1 $458.6 2005 2006 2007 YTD ‘07 YTD ‘08 0 $500 $400 $300 $200 $100 $0

12 Financial Summary Primoris Services Corporation ($ in thousands, unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2008 2007 2008 2007 Revenues $ 146,737 $ 158,054 $ 458,572 $ 382,102 Gross profit 21,103 20,565 51,950 42,696 Selling, general and administrative expenses 7,039 8,531 21,662 21,930 Merger related stock expense 3,675 — 3,675 — Operating income 10,389 12,034 26,613 20,766 Provision for income taxes (1,734) (339) (2,188) (713) Net income $ 10,086 $ 11,494 $ 28,637 $ 20,481 Diluted earnings per share $ 0.32 $ 0.49 $ 1.10 $ 0.87 Diluted shares 31,063 23,587 26,093 23,415 Pro Forma Income Data: Income before provision for income tax $ 11,820 $ 11,833 $ 30,825 $ 21,194 Pro forma income tax (4,706) (4,711) $ (12,271) $ (8,437) Pro forma adjusted net income $ 7,114 $ 7,122 $ 18,554 $ 12,757 Pro forma diluted earnings per share $ 0.23 $ 0.30 $ 0.71 $ 0.54

13 Summary Balance Sheet Data Primoris Services Corporation ($ in thousands, unaudited) September 30, December 31, 2008 2007 Cash and equivalents $ 76,695 $ 62,966 Current assets 204,152 201,593 Other assets 31,127 19,380 Total assets $ 235,279 $ 220,973 Current liabilities $ 162,025 $ 150,123 Total liabilities 186,900 174,050 Total stockholders’ equity 48,379 46,923 Total liabilities and shareholders equity $ 235,279 $ 220,973

14 YTD Revenue Breakdown Primoris Services Corporation ($ in millions, unaudited) 2008 REVENUE BY SEGMENT 2008 REVENUE BY CLIENT TYPE $75 $384 75% 84% 25% $113 $346 16% Construction Services Private Sector Engineering Public Sector

15 Primoris Services Consolidated Operating Income Corporation ($ in millions, unaudited) $40 $30 $20 $10 $0 2005 2006 2007 YTD ‘07 YTD ‘08 $3.9 $13.2 $29.8 $20.8 (1) (2) $30.3 (1) Pro forma, excluding impact of $3.7 million one time, non-cash merger related stock expense charge. (2) Operating income including $3.7 million, one time charge was $26.6 million

16 Primoris Services Adjusted EBITDA (1) Corporation Three Months Ended Nine Months Ended ($ in thousands) (unaudited) September 30, September 30, 2008 2007 2008 2007 Net income $ 10,086 $ 11,494 $ 28,637 $ 20,481 Interest, net 132 115 356 216 Provision for income taxes 1,734 339 2,188 713 Depreciation and amortization 1,796 1,177 4,763 3,529 EBITDA 13,748 13,125 35,944 24,939 Merger related stock expense 3,675 — 3,675 — Adjusted EBITDA $ 17,423 $ 13,125 $ 39,619 $ 24,239 ($ in millions) (unaudited) $39.6 (2) $60 $10.2 $50 $20.3 $40 $32.7 $30 $24.2 $20 $10 $39.6 (2) $0 (1) Please refer to Adjusted EBITDA footnote on page 2 for 2008 periods (2) Pro forma, reflecting impact of $3.7 million one-time, non-cash merger related stock expense charge. EBITDA was $35.9 million excluding charge.

17 Backlog Primoris Services ($ in millions, unaudited) Corporation Approximately 400 projects underway at any given time Fluctuates quarter-to-quarter Fixed-price contracts use percentage of completion No projected revenue in other types of contracts, regardless of contract duration Certain projects have low-level of backlog due to shorter duration of average projects $500 $170.0 $400 $273.2 $300 $463.0 $200 $382.0 $100 $411.5 $0 2005 2006 2007 9/30/2007 9/30/2008

18 Primoris Services Proven, Experienced Management Corporation Executive management team owns approximately 59% of Primoris YEARS WITH INDUSTRY NAME TITLE PRIMORIS EXPERIENCE Brian Pratt Chairman, President & CEO 30 Years 30 Years John P. Schauerman Chief Financial Officer 14 Years 25 Years Alfons Theeuwes SVP, Accounting and Finance 6 Years 30 Years John M. Perisich SVP, General Counsel 13 Years 18 Years Scott E. Summers President, Underground 24 Years 25 Years Timothy R. Healy President, Industrial 19 Years 25 Years Mark Thurman President, ARB Structures 4 Years 25 Years William J. McDevitt President, Cardinal Contractors 4 Years 30 Years Kevin Hand President & COO, Onquest Inc. 1 Years 25 Years Primoris is led by an experienced senior management team with more than 25 years average relevant experience, committed to continuing growth of the Company